UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 1, 2021

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the management structure changes referenced in Item 7.01 of this Current Report on Form 8-K, on December 1, 2021, Invacare Corporation (the "Company") appointed Geoffrey Purtill as Senior Vice President and General Manager of EMEA and Asia Pacific and notified Ralf Ledda that his service as Senior Vice President and General Manager, EMEA ended, effective December 1, 2021.

Item 7.01. Regulation FD Disclosure.

On December 1, 2021, the Company issued a press release in which it announced that it has streamlined its management structure by combining its Europe, Middle East and Africa ("EMEA") and Asia Pacific businesses and that Geoffrey Purtill has been appointed to oversee the operations in both regions. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: December 1, 2021	By:	/s/ Kathleen P. Leneghan
	Name:	Kathleen P. Leneghan
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated December 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).